EXHIBIT 10.2

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (the “Amendment”) is agreed to as of September 13,

2022 (“Effective Date”), by and among CleanSpark, Inc., a Nevada corporation (“CleanSpark” or the “Company”), and Stephen Matthew Schultz (“Employee”) (Employee and CleanSpark collectively referred to as the “Parties”).

WHEREAS, CleanSpark and Employee are parties to the Employment Agreement effective

October 26, 2020 (the “Agreement”);

WHEREAS, CleanSpark’s Compensation Committee of the Board of Directors approved to amend certain of Employees’ compensation terms to reflect his contributions to the Company; and

WHEREAS, the Parties are entering into this Amendment to alter certain of the Agreement as provided herein.

NOW, THEREFORE, the Parties agree as follows:

1.
Exhibit 3 of the Agreement shall be fully replaced with the following language:

•
$540,000 annual base salary, effective October 1, 2022.
•
Bonus opportunity equal to 100% of base salary; effective October 1, 2022.
•
Special Grant of 360,000 RSUs
o
Vesting date: Later of September 12, 2022, or date of Stockholder Approval of Plan expansion.
•
1,215,000 – PSUs:
o
To be issued subject to receipt of Stockholder Approval and shall be deemed forfeited if Stockholder Approval is not obtained by March 15, 2023.
o
Vesting:
▪
1/7th to vest upon reaching 4.0 EH of total processing power.
▪
1/14th to vest every 500 PH/s of total processing power from 4.5 to 10.0 EH
•
1,215,000 – RSUs:
o
To be issued subject to receipt of Stockholder Approval and shall be deemed forfeited if Stockholder Approval is not obtained by March 15, 2023.
o
Vesting:
▪
405,000 vesting on September 12, 2023
▪
405,000 vesting on September 12, 2024
▪
405,000 vesting on September 12, 2025
•
1.08 BTC per month - 12.96/year
o
Effective October 1, 2022.
•
Options – N/A (Replaced with RSUs/PSUs)

2.
All RSU and PSU awards are conditioned on Employee’s continued employment through the vesting date or condition, provided however, that if the only remaining vesting condition is stockholder approval, that condition may be met after Employee’s departure from employment for any reason (including death) and still vest with Employee once stockholder approval is obtained.

3.
Except as specifically modified hereby, all of the provisions of the Agreement, which are not in conflict with the terms of this Amendment, shall remain in full force and effect. To the extent that this Amendment conflicts with the terms of the Agreement, this Amendment shall control.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

CLEANSPARK, INC.

A Nevada Corporation

By: /s/ Larry McNeill

Larry McNeill, Chairman of the

Compensation Committee

EMPLOYEE:

/s/ Stephen Matthew Schultz

Stephen Matthew Schultz